Exhibit 10.3

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 29, 2016, among ALLIANCE HEALTHCARE SERVICES, INC., a Delaware corporation (“Company”), the Subsidiary Guarantors party hereto, the Lenders party hereto, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Company, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of June 3, 2013 (as amended, restated, amended and restated, supplemented and/or otherwise modified to but not including the date hereof, the “Credit Agreement”);

WHEREAS, the Investors desire to sell all or substantially all of their Voting Stock of Company to THAIHOT Investment Company Limited (the “Sale”); and

WHEREAS, the parties hereto desire to make certain amendments to the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

Effective on (and subject to the occurrence of) the Third Amendment Effective Date (as defined below), the Credit Agreement is hereby amended in accordance with this Section 1.

A. Section 1.1 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“Third Amendment” means Amendment No. 3 to Credit Agreement, dated as of the Third Amendment Effective Date, among Company, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means March 29, 2016.

B. The definition of “Investors” in Section 1.1 of the Credit Agreement is hereby replaced in its entirety as follows:

““Investors” means THAIHOT Investment Company Limited, a company organized under the laws of the Cayman Islands.”

C. The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby replaced in its entirety as follows:

““Loan Documents” means this Agreement, the Notes, the Letters of Credit (and any applications for Letters of Credit), the Guaranties, the Collateral Documents, the First Amendment, the Second Amendment, the Third Amendment, any Incremental Loan Commitment Agreement (including, without limitation, the

2013 Incremental Term Loan Commitment Agreement and the 2015 Incremental Term Loan Commitment Agreement), any Refinancing Amendment or any Extension Amendment.”

D. Section 2.4B(i)(b) of the Credit Agreement is hereby replaced in its entirety as follows:

“(b) If the Company (x)(I) makes a voluntary prepayment of any Term Loan pursuant to Section 2.4B(i)(a) or (II) prepays, refinances, substitutes or replaces any Term Loan, in the case of each of clauses (x)(I) and (x)(II), in connection with a Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, in each case (x) and (y) on or prior to the date that is twelve months after the Third Amendment Effective Date, then the Company shall pay to the Administrative Agent, for the ratable account of each of the Lenders holding Term Loans immediately prior to the consummation of such Repricing Transaction (including each Lender holding Term Loans immediately prior to the consummation of such Repricing Transaction that withholds its consent to such Repricing Transaction and is replaced as a Terminated Lender under Section 2.10), (I) in the case of clause (x), a prepayment premium equal to the 1.0% of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.0% of the aggregate principal amount of the applicable Term Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction (as applicable, the “Prepayment Fees”).”

SECTION 2. Acknowledgement and Consent.

Each Subsidiary Guarantor has read this Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and shall not be impaired or limited by the execution or effectiveness of this Amendment. As of the date hereof, each Subsidiary Guarantor hereby acknowledges, confirms and agrees to its obligations under each Loan Document executed by it, all without offset, defense or counterclaim of any kind, nature or description whatsoever. Each of Company and each Subsidiary Guarantor hereby acknowledges, confirms and agrees that the Administrative Agent, for the benefit of the Secured Parties, has and shall continue to have valid, enforceable and perfected liens upon and security interests in the Collateral granted to (and perfected by) the Administrative Agent pursuant to the Loan Documents. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in this Amendment and each Loan Document to which it is a party and which are applicable to such Subsidiary Guarantor are true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this Section 2.

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement as amended hereby.

SECTION 3. Conditions Precedent to Effectiveness.

A. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) Company, the Subsidiary Guarantors, the Administrative Agent and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent;

(ii) the Administrative Agent shall have received from Company and each other Loan Party the following:

(a) an officer’s certificate certifying that no amendments, modifications or changes have been made to (x) the Certificate or Articles of Incorporation or other appropriate organizational documents of such Loan Party and (y) the Bylaws or similar organizational documents of such Loan Party, since such documents were previously delivered to the Administrative Agent, together with a good standing certificate from the Secretary of State of such Loan Party’s jurisdiction of incorporation or formation each dated a recent date prior to the Third Amendment Effective Date;

(b) resolutions of the Board of Directors or similar governing body of such Loan Party (or other evidence reasonably satisfactory to the Administrative Agent) approving and authorizing the execution, delivery and performance of this Amendment and the Amended Credit Agreement (as defined below), certified as of the Third Amendment Effective Date by the corporate secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment; and

(c) signature and incumbency certificates of the officers of such Loan Party executing this Amendment;

(iii) the representations and warranties contained in Section 5 of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) on and as of such earlier date) and as if each reference in any such representation or warranty to “this Agreement” or “the Credit Agreement” included reference to this Amendment and to the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”);

(iv) the Administrative Agent shall have received from Company an Officer’s Certificate certifying that the Sale has been consummated or shall be consummated substantially concurrently with this Amendment;

(v) the Administrative Agent shall have received an opinion of Latham & Watkins LLP, special counsel to the Loan Parties, with respect to the enforceability of the Amendment and the Amended Credit Agreement and corporate authorization of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent;

(vi) the Administrative Agent shall have received at least three Business Days prior to the Third Amendment Effective Date all documentation and other information about the Investors (as defined in the Amended Credit Agreement) required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT ACT, that has been requested by the Administrative Agent in writing at least six Business Days prior to the Third Amendment Effective Date;

(vii) after giving effect to this Amendment, no Potential Event of Default or Event of Default shall have occurred and be continuing; and

(viii) Company shall have paid (x) to Credit Suisse Securities (USA) LLC all fees set forth in the Engagement Letter, dated as of November 4, 2015, between Company and Credit Suisse Securities (USA) LLC within the time periods specified therein, (y) to the Administrative Agent, for the ratable account of each Lender that shall have executed this Amendment on or prior to 12:00 p.m. (New York time) on December 21, 2015, an amendment fee of (1) 5.00% of the sum of the outstanding aggregate principal amount of such Lenders’ Revolving Loan Commitments and (2) 5.00% of the sum of the aggregate outstanding principal amount of such Lenders’ Term Loans, in each case, as of the Third Amendment Effective Date, and (z) to the Administrative Agent for the account of the Administrative Agent all reasonable fees, expenses and other amounts payable to the Administrative Agent in connection with this Amendment (including, without limitation, all reasonable legal fees and expenses of White & Case LLP, counsel to the Administrative Agent, to the extent an invoice has been provided to Company prior to the Third Amendment Effective Date).

SECTION 4. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, Company hereby represents and warrants that: (a) all of the representations and warranties set forth in Section 5 of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) both immediately before and immediately after the Third Amendment Effective Date, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) as of such specific date) and as if each reference in any such representation or warranty to “this Agreement” or “the Credit Agreement” included reference to this Amendment and to the Amended Credit Agreement, (b) after giving effect to this Amendment, no Potential Event of Default or Event of Default shall have occurred and be continuing, (c) the execution, delivery and performance by Company of this Amendment and the Amended Credit Agreement do not conflict with material law or its Articles of Incorporation or Bylaws (or equivalent constitutional documents) and (d) the execution, delivery and performance by Company of this Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate action required on its part and each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of Company enforceable against Company in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 5. Waiver of Defenses; and Release. This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed or construed (i) to be a consent granted pursuant to, or a waiver, amendment, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Potential Event of Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein, or (iii) as an agreement by the Lenders to make any Loans or otherwise to extend additional credit at any time other than as expressly provided in and in accordance with the terms of the Credit Agreement, as amended by this Amendment. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

SECTION 6. References. From and after the Third Amendment Effective Date, all references to the “Credit Agreement”, “thereunder”, “thereof” or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith (as they relate to the Credit Agreement) shall mean and be a reference to the Credit Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.

SECTION 7. Integration. This Amendment represents the entire agreement of the parties hereto with respect to the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter of this Amendment, which are not fully expressed herein.

SECTION 8. Successors and Assigns. The provisions of this Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders (subject to Section 10.1 of the Credit Agreement).

SECTION 9. Severability. In case any provision in or obligation under this Amendment shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 10. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart.

SECTION 12. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purposes or be given any substantive effect.

SECTION 13. Tax and Treasury Matters.

A. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Third Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

B. Deemed Exchange. This Amendment may trigger a “deemed exchange” of the Loans within the meaning of Treasury Regulation Section 1.1001-3. To the extent a “deemed exchange” is triggered, the Borrower will determine the issue price of the Loans, amount of original issue discount, and yield to maturity and make such determinations available to the Administrative Agent (to be disseminated to the Lenders), within 90 days after the Third Amendment Effective Date.

[Signature page follows]

IN WITNESS WHEREOF, Company, the Subsidiary Guarantors, the Administrative Agent and the Lenders party hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALLIANCE HEALTHCARE SERVICES, INC.

By:	/s/ Richard W. Johns
	Name:	Richard W. Johns
	Title:	Chief Operating Officer, Chief Legal Officer and Secretary

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Amendment No. 3 to Credit Agreement

ADVANCED IMAGING SERVICES, LLC
ALLIANCE IMAGING NC, LLC
AROOSTOOK MRI LLC
DIAGNOSTIC HEALTH CENTER OF ANCHORAGE, LLC
MEDICAL DIAGNOSTICS, LLC
MSA MANAGEMENT, LLC
MUSC HEALTH CANCER CARE ORGANIZATION, LLC
NEOSPINE RADIOSURGERY, LLC
RADIOLOGY 24 | 7, LLC
REA MANAGEMENT, LLC
SMT HEALTH SERVICES, LLC
THREE RIVERS HOLDING, LLC
U.S. RADIOSURGERY, LLC
U.S. RADIOSURGERY OF AUSTIN, LLC
U.S. RADIOSURGERY OF CHICAGO, LLC
U.S. RADIOSURGERY OF COLUMBUS, LLC
U.S. RADIOSURGERY OF ILLINOIS, LLC
U.S. RADIOSURGERY OF PHILADELPHIA, LLC
U.S. RADIOSURGERY OF RENO, LLC
U.S. RADIOSURGERY OF RUSH-CHICAGO, LLC
U.S. RADIOSURGERY OF SAN DIEGO, LLC
U.S. RADIOSURGERY OF TULSA, LLC
USR HOLDINGS, LLC
WESTERN MASSACHUSETTS MAGNETIC RESONANCE SERVICES, LLC
WOODLAND DIAGNOSTIC IMAGING, LLC

By:	/s/ Richard W. Johns
	Name:	Richard W. Johns
	Title:	Secretary

By:	/s/ Rhonda Longmore-Grund
	Name:	Rhonda Longmore-Grund
	Title:	Chief Financial Officer

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Amendment No. 3 to Credit Agreement

ALLIANCE MEDICAL IMAGING SOLUTIONS, LLC

By:	ALLIANCE HEALTHCARE SERVICES, INC.,
its sole member

	By:	/s/ Rhonda Longmore-Grund
		Name:	Rhonda Longmore-Grund
		Title:	Executive Vice President and
Chief Financial Officer

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Amendment No. 3 to Credit Agreement

ILLINOIS CYBERKNIFE, LLC

By:	U.S. RADIOSURGERY OF ILLINOIS, LLC,
its managing member

	By:	/s/ Richard W. Johns
		Name:	Richard W. Johns
		Title:	Secretary

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Amendment No. 3 to Credit Agreement

ALLIANCE ONCOLOGY, LLC
ALLIANCE RADIOSURGERY, LLC
MEDICAL OUTSOURCING SERVICES, LLC
MID-AMERICAN IMAGING INC.
NEOSPINE BLOCKER CORP.
NEHE/WSIC II, LLC
NEW ENGLAND HEALTH ENTERPRISES, INC.
NEW ENGLAND MOLECULAR IMAGING LLC
PACIFIC CANCER INSTITUTE, INC.
PET SCANS OF AMERICA CORP.
SHARED P.E.T. IMAGING, LLC
RAMIC DES MOINES, LLC
WEST COAST PETCT, LLC

By:	/s/ Richard W. Johns
	Name:	Richard W. Johns
	Title:	Secretary

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Amendment No. 3 to Credit Agreement

NEHE - MRI, LLC

By:	NEW ENGLAND HEALTH ENTERPRISES,
INC.,
its sole member and manager

	By:	/s/ Richard W. Johns
		Name:	Richard W. Johns
		Title:	Secretary

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Amendment No. 3 to Credit Agreement

NEW ENGLAND HEALTH ENTERPRISES BUSINESS TRUST

By:	/s/ Percy C. Tomlinson, Jr.
	Name:	Percy C. Tomlinson, Jr.
	Title:	Trustee

By:	/s/ Richard W. Johns
	Name:	Richard W. Johns
	Title:	Trustee

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Amendment No. 3 to Credit Agreement

NEW ENGLAND HEALTH IMAGING- HOULTON, LLC

By:	NEHE - MRI, LLC,
its sole member

	By:	NEW ENGLAND HEALTH
ENTERPRISES, INC.,
its sole member and manager

		By:	/s/ Richard W. Johns
			Name:	Richard W. Johns
			Title:	Secretary

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Amendment No. 3 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as Administrative Agent

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

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Amendment No. 3 to Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 3 (the “Third Amendment”), DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT (as previously amended, the “Credit Agreement”), DATED AS OF JUNE 3, 2013, AMONG ALLIANCE HEALTHCARE SERVICES, INC., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND VARIOUS LENDERS PARTY THERETO

By executing this signature page as an existing Lender (a “Consenting Lender”), the undersigned institution agrees to the terms of the Third Amendment and the Credit Agreement (as amended by the Third Amendment).

NAME OF LENDER:

Executing as a CONSENTING LENDER:

By:
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

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Amendment No. 3 to Credit Agreement